UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS EQUITY TRUST

CLEARBRIDGE SMALL CAP GROWTH FUND

FORM N-Q

JULY 31, 2014

CLEARBRIDGE SMALL CAP GROWTH FUND

Schedule of investments (unaudited)	July 31, 2014

SECURITY	SHARES	VALUE
COMMON STOCKS - 96.8%
CONSUMER DISCRETIONARY - 11.3%
Auto Components - 0.4%
Fox Factory Holding Corp.	1,032,853	$15,368,853	*

Distributors - 0.3%
Core-Mark Holding Co. Inc.	219,901	10,379,327

Hotels, Restaurants & Leisure - 3.5%
Bally Technologies Inc.	1,163,553	70,010,984	*
Buffalo Wild Wings Inc.	386,410	56,153,101	*

Total Hotels, Restaurants & Leisure		126,164,085

Internet & Catalog Retail - 0.5%
RetailMeNot Inc.	637,085	15,583,099	*

Media - 2.0%
Lions Gate Entertainment Corp.	2,279,047	70,194,648

Specialty Retail - 4.6%
Hibbett Sports Inc.	1,201,515	59,967,614	*
Lumber Liquidators Holdings Inc.	796,278	43,174,193	*
Monro Muffler Inc.	750,620	38,123,990
Stage Stores Inc.	1,270,881	22,901,275

Total Specialty Retail		164,167,072

TOTAL CONSUMER DISCRETIONARY		401,857,084

CONSUMER STAPLES - 3.2%
Food & Staples Retailing - 3.2%
Casey’s General Stores Inc.	726,241	48,055,367
Fresh Market Inc.	1,264,187	37,837,117	*
Susser Holdings Corp.	357,204	28,637,044	*

TOTAL CONSUMER STAPLES		114,529,528

ENERGY - 3.5%
Energy Equipment & Services - 2.6%
Geospace Technologies Corp.	516,401	20,779,976	*
Newpark Resources Inc.	3,063,664	37,468,611	*
TETRA Technologies Inc.	3,082,674	33,940,241	*

Total Energy Equipment & Services		92,188,828

Oil, Gas & Consumable Fuels - 0.9%
Comstock Resources Inc.	1,414,187	33,459,664

TOTAL ENERGY		125,648,492

FINANCIALS - 7.4%
Banks - 3.6%
Old National Bancorp	1,959,810	26,222,258
SVB Financial Group	618,155	67,391,258	*
Western Alliance Bancorp	1,536,704	35,190,522	*

Total Banks		128,804,038

Capital Markets - 2.1%
Financial Engines Inc.	1,262,353	49,168,649
WisdomTree Investments Inc.	2,482,879	25,474,339	*

Total Capital Markets		74,642,988

Diversified Financial Services - 0.1%
Primus Guaranty Ltd.	1,122,337	1,986,536	*(a)

Insurance - 0.7%
American Equity Investment Life Holding Co.	1,115,197	24,690,462

Real Estate Management & Development - 0.9%
Jones Lang LaSalle Inc.	271,739	33,614,114

TOTAL FINANCIALS		263,738,138

See Notes to Schedule of Investments.

CLEARBRIDGE SMALL CAP GROWTH FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	SHARES	VALUE
HEALTH CARE - 16.9%
Biotechnology - 0.7%
Acorda Therapeutics Inc.	891,926	$26,106,674	*

Health Care Equipment & Supplies - 2.8%
Endologix Inc.	1,878,467	26,580,308	*
Insulet Corp.	1,261,994	44,598,868	*
Integra LifeSciences Holdings Corp.	601,814	28,538,020	*

Total Health Care Equipment & Supplies		99,717,196

Health Care Providers & Services - 3.1%
Accretive Health Inc.	1,928,961	16,241,851	*
Hanger Orthopedic Group Inc.	1,708,786	54,083,077	*
Mednax Inc.	663,665	39,275,695	*

Total Health Care Providers & Services		109,600,623

Health Care Technology - 4.6%
athenahealth Inc.	509,718	63,408,919	*
Medidata Solutions Inc.	1,944,477	87,190,349	*
Vocera Communications Inc.	1,246,298	15,665,966	*

Total Health Care Technology		166,265,234

Life Sciences Tools & Services - 2.9%
ICON PLC	1,601,154	82,939,777	*
Luminex Corp.	1,167,877	21,255,361	*

Total Life Sciences Tools & Services		104,195,138

Pharmaceuticals - 2.8%
Auxilium Pharmaceuticals Inc.	1,391,855	27,864,937	*
Pacira Pharmaceuticals Inc.	776,642	71,451,064	*

Total Pharmaceuticals		99,316,001

TOTAL HEALTH CARE		605,200,866

INDUSTRIALS - 13.4%
Aerospace & Defense - 1.6%
Orbital Sciences Corp.	2,269,068	58,246,976	*

Air Freight & Logistics - 1.0%
XPO Logistics Inc.	1,147,936	35,459,743	*

Building Products - 1.1%
Trex Co. Inc.	1,456,202	40,992,086	*

Commercial Services & Supplies - 1.0%
Copart Inc.	1,103,473	36,833,929	*

Construction & Engineering - 0.7%
Quanta Services Inc.	707,613	23,697,959	*

Electrical Equipment - 0.9%
Thermon Group Holdings Inc.	1,275,483	31,096,276	*

Machinery - 4.6%
Chart Industries Inc.	682,835	51,929,602	*
IDEX Corp.	702,280	53,246,869
Tennant Co.	833,861	60,830,160

Total Machinery		166,006,631

Professional Services - 0.4%
RPX Corp.	863,038	13,463,393	*

Trading Companies & Distributors - 2.1%
H&E Equipment Services Inc.	1,237,200	44,761,896	*
MSC Industrial Direct Co. Inc., Class A Shares	333,512	28,445,238

Total Trading Companies & Distributors		73,207,134

TOTAL INDUSTRIALS		479,004,127

See Notes to Schedule of Investments.

CLEARBRIDGE SMALL CAP GROWTH FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY	SHARES	VALUE
INFORMATION TECHNOLOGY - 38.2%
Electronic Equipment, Instruments & Components - 4.0%
FEI Co.	854,748	$65,473,697
MTS System Corp.	549,439	36,262,974
OSI Systems Inc.	617,674	40,951,786	*

Total Electronic Equipment, Instruments & Components		142,688,457

Internet Software & Services - 12.9%
comScore Inc.	1,243,006	44,984,387	*
Cornerstone OnDemand Inc.	1,416,696	59,274,561	*
Cvent Inc.	664,937	18,159,429	*
Dice Holdings Inc.	1,058,629	9,697,042	*
E2open Inc.	1,071,354	17,334,508	*
Envestnet Inc.	926,509	40,405,057	*
GrubHub Inc.	361,758	13,128,198	*
LivePerson Inc.	3,611,187	42,539,783	*(a)
Marketo Inc.	1,720,191	47,047,224	*
MercadoLibre Inc.	399,627	36,965,498
OPOWER Inc.	590,872	9,453,952	*
Trulia Inc.	1,745,455	105,652,391	*
Wix.com Ltd.	532,677	9,028,875	*
XO Group Inc.	705,842	7,884,255	*

Total Internet Software & Services		461,555,160

IT Services - 4.0%
Cardtronics Inc.	1,755,069	67,675,461	*
MAXIMUS Inc.	1,337,257	55,308,949
ServiceSource International Inc.	4,309,833	19,092,560	*(a)

Total IT Services		142,076,970

Semiconductors & Semiconductor Equipment - 2.3%
Integrated Device Technology Inc.	2,277,365	32,702,961	*
Monolithic Power Systems	768,199	31,680,527
Ultratech Inc	744,063	17,619,412	*

Total Semiconductors & Semiconductor Equipment		82,002,900

Software - 15.0%
Aspen Technology Inc.	1,655,787	71,927,387	*
Barracuda Networks Inc.	857,116	23,802,111	*
BroadSoft Inc.	1,197,133	29,210,045	*
Fortinet Inc.	3,802,808	93,358,937	*
Imperva Inc.	1,265,834	28,063,540	*
MICROS Systems Inc.	796,482	53,866,078	*
Monotype Imaging Holdings Inc.	1,545,985	46,209,492
Qualys Inc.	1,025,670	24,503,256	*
Solarwinds Inc.	1,272,158	52,336,580	*
Tableau Software Inc., Class A Shares	634,538	41,244,970	*
Varonis Systems Inc.	215,842	4,549,949	*
Verint Systems Inc.	1,225,354	57,518,117	*
Zendesk Inc.	636,144	11,062,544	*

Total Software		537,653,006

TOTAL INFORMATION TECHNOLOGY		1,365,976,493

MATERIALS - 2.0%
Chemicals - 1.0%
Balchem Corp.	8,383	421,665
Kraton Performance Polymers Inc.	743,739	15,328,461	*
Rockwood Holdings Inc.	237,828	18,774,142

Total Chemicals		34,524,268

Metals & Mining - 1.0%
Compass Minerals International Inc.	410,240	35,288,845

TOTAL MATERIALS		69,813,113

See Notes to Schedule of Investments.

CLEARBRIDGE SMALL CAP GROWTH FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2014

SECURITY			SHARES	VALUE
UTILITIES - 0.9%
Electric Utilities - 0.9%
ITC Holdings Corp.			931,046	$33,610,761

TOTAL COMMON STOCKS (Cost - $2,900,352,102)				3,459,378,602

PREFERRED STOCKS - 0.4%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
Turn Inc., Series E			878,957	7,330,501	(b)(c)(d)

INFORMATION TECHNOLOGY - 0.2%
Software - 0.2%
AppDynamics Inc., Series E Shares			690,354	6,836,003	(b)(c)(d)

TOTAL PREFERRED STOCKS (Cost - $14,166,525)				14,166,504

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,914,518,627)				3,473,545,106

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 3.0%
Repurchase Agreements - 3.0%
Interest in $1,500,000,000 joint tri-party repurchase agreement dated 7/31/14 with RBS Securities Inc.; Proceeds at maturity - $78,262,915; (Fully collateralized by various U.S. government obligations, 0.125% to 2.625% due 1/15/15 to 2/15/40; Market value - $79,828,063)	0.050%	8/1/14	$78,262,807	78,262,807

Interest in $547,026,000 joint tri-party repurchase agreement dated 7/31/14 with Deutsche Bank Securities Inc.; Proceeds at maturity - $28,541,265; (Fully collateralized by various U.S. government obligations, 0.000% due 8/15/24 to 11/15/40; Market value - $29,397,432)	0.090%	8/1/14	28,541,193	28,541,193

TOTAL SHORT-TERM INVESTMENTS (Cost - $106,804,000)				106,804,000

TOTAL INVESTMENTS - 100.2% (Cost - $3,021,322,627#)				3,580,349,106
Liabilities in Excess of Other Assets - (0.2)%				(6,332,349)

TOTAL NET ASSETS - 100.0%				$3,574,016,757

*	Non-income producing security.

(a)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At July 31, 2014, the total market value of Affiliated Companies was $63,618,879, and the cost was $80,496,112 (See Note 4).

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Illiquid security.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Small Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to Schedule of Investments (unaudited) (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks	$3,459,378,602	—	—	$3,459,378,602
Preferred stocks:
Consumer Discretionary	—	—	$7,330,501	7,330,501
Information technology	—	—	6,836,003	6,836,003

Total long-term investments	$3,459,378,602	—	$14,166,504	$3,473,545,106

Short-term investments†	—	$106,804,000	—	106,804,000

Total investments	$3,459,378,602	$106,804,000	$14,166,504	$3,580,349,106

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to

Notes to Schedule of Investments (unaudited) (continued)

each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of July 31, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(e) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$734,813,464
Gross unrealized depreciation	(175,786,985)

Net unrealized appreciation	$559,026,479

During the period ended July 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2013	—	—
Options written	2,616	$424,528
Options closed	—	—
Options exercised	(802)	(202,100)
Options expired	(1,814)	(222,428)

Written options, outstanding as of July 31, 2014	—	—

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At July 31, 2014, the Fund did not have any derivative instruments outstanding.

During the period ended July 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$44,528

†	At July 31, 2014, there were no open positions held in this derivative.

Notes to Schedule of Investments (unaudited) (continued)

4. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the period ended July 31, 2014:

Company	Affiliate Value at October 31, 2013	Purchased		Sold		Dividend Income	Affiliate Value at July 31, 2014	Realized Gain/Loss
		Cost	Shares	Cost	Shares
LivePerson Inc.	$34,087,264	—	—	$403,337	38,413	—	$42,539,783	$66,723
Primus Guaranty Ltd.	11,456,178	—	—	19,100	11,938	—	1,986,536	19,100
ServiceSource International Inc.*	—	$5,079,387	562,930	259,935	45,844	—	19,092,560	56,251

	$45,543,442	$5,079,387	562,930	$682,372	96,195	—	$63,618,879	$142,074

*	This security was not an affiliate company as of 10/31/13.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Equity Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	September 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 25, 2014